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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-46049


                        SUPPLEMENT TO THE PROSPECTUS OF
                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
                            DATED NOVEMBER 25, 1998



     The eighth paragraph of the section entitled "The Fund and Its Management" in the above Prospectus is revised to reflect that, effective May 1, 1999, the Trustees of the Fund have amended the Fund's current Management Agreement and current Investment Advisory Agreement to reduce the compensation received by the Manager and the Adviser under the Agreements for assets exceeding $500 million, so that the compensation under the Agreements is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: Management Agreement: 0.39% of the portion of daily net assets not exceeding $500 million; and 0.36% of the portion of daily net assets exceeding $500 million. Investment Advisory Agreement: 0.26% of the portion of daily net assets not exceeding $500 million; and 0.24% of the portion of daily net assets exceeding $500 million.


     The same reduction at $500 million has been approved in connection with the proposed "New Investment Management Agreement" between the Fund and Morgan Stanley Dean Witter Advisors Inc. approved by the Trustees of the Fund on February 25, 1999, which was described in the Supplement dated February 25, 1999 to the Prospectus of the Fund. Under that Agreement, if approved by shareholders, the compensation would be identical to the total aggregate fees in effect as of May 1, 1999 under the current Management and Investment Advisory Agreements, and would be calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.65% of the portion of daily net assets not exceeding $500 million; and 0.60% of the portion of daily net assets exceeding $500 million.



May 1, 1999